PROVIDENT

Provident Financial Holdings, Inc.

Second Quarter of Fiscal 2020

December 31, 2019

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2020 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$21.90
52-Week Range:	$15.26 - $22.99
Shares Outstanding:	7,483,071 shares
Market Capitalization:	$163.9 million
P/E (ttm):	30.42x
Diluted EPS (ttm):	$0.72
Annual Dividend & Yield:	$0.56 (2.56%)
As of December 31, 2019	

Franchise Overview



Los Angeles
San Bernardino
Riverside
Corona
Hemet
Temecula
Palm Springs
Blythe
San Diego
Mexicali
Tijuana
Yuma

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orange Crest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

- ➢ Largest independent community bank headquartered in Riverside County, California
- ➢ Expanding customer base and market
- ➢ Ninth largest deposit market share in Riverside County; second largest deposit market share of community banks

Financial Performance

Developments

- Net Interest Income increases approximately 1% (sequential quarter)
- Net Interest Margin decreases by five basis points (sequential quarter)
- Non-Interest Income increases by 26% (sequential quarter)
- Operating Expenses increase by 4% (sequential quarter)
- Efficiency Ratio increases slightly to 68.78%

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$9.4
$9.8
$9.6
$9.4
$9.6
$9.6
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Non-Interest Income



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
-$1.0
$1.4
$3.1
$1.3
$2.3
$1.4
$1.7
$1.3
$0.0
$1.2
$(0.1)
$1.3
$0.0
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$11.7
$10.9
$13.0
$9.7
$7.2
$7.6
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Financial Performance

Pre-Provision, Pre-Tax Earnings (Loss)


(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$2.2
$2.6
$(0.3)
$1.0
$3.4
$3.4
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Pre-Tax Income (Loss)


(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$2.4
$2.8
$(0.3)
$1.1
$3.6
$3.5
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Quarterly Net Income (Loss)


(In Millions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$1.8
$2.0
$(0.2)
$0.8
$2.6
$2.4
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Diluted Earnings (Loss) Per Share


$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$(0.05)
$(0.10)
$0.24
$0.26
$(0.02)
$0.10
$0.33
$0.31
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

PROVIDENT
Provident Financial Holdings, Inc.

Financial Ratios

Net Interest Margin



4.00%
3.00%
2.00%
1.00%
0.00%
3.30%
3.54%
3.53%
3.52%
3.64%
3.59%
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Efficiency Ratio



110.00%
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
84.17%
81.00%
102.65%
90.38%
67.95%
68.78%
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Return on Average Assets



1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
(0.25)%
0.63%
0.69%
(0.05)%
0.29%
0.95%
0.87%
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Return on Average Equity



10.00%
7.50%
5.00%
2.50%
0.00%
(2.50)%
6.03%
6.42%
(0.49)%
2.60%
8.46%
7.81%
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Balances and Activity

Developments

- Loans Held for Investment balance increases 2% during December 2019 quarter.
- Yield on Loans Held for Investment decreases six basis points from December 31, 2018
- Deposit costs decline by three basis points from December 31, 2018
- Borrowing costs decline by 11 basis points from December 31, 2018

Loan to Investment Mix



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$87
$92
$109
$100
$91
$82
$877
$875
$884
$880
$924
$942
09/30/18
12/31/18
03/31/19
06/30/19
09/30/19
12/31/19
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
$455
$307
$112
$447
$312
$113
$450
$315
$115
$439
$325
$112
$480
$328
$111
$479
$347
$108
09/30/18
12/31/18
03/31/19
06/30/19
09/30/19
12/31/19
Muti-Family
Single-Family
Commercial Real Estate

Portfolio Loan Originations and Purchases



(In Millions)
$100
$80
$60
$40
$20
$0
$37
$39
$44
$51
$93
$82
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Balances and Activity

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 12/31/19	Interest Rate	Balance as of 12/31/18	Interest Rate
Single-Family	$ 347,344	4.20%	$ 312,499	4.48%
Multi-Family	479,151	4.34%	447,033	4.29%
Commercial Real Estate	107,613	4.98%	112,830	4.83%
Construction	6,914	7.04%	3,986	7.37%
Other	-	0.00%	167	6.50%
Commercial Business	578	6.09%	455	6.45%
Consumer	140	15.00%	103	15.05%
Total Loans Held for Investment	$ 941,740	4.38%	$ 877,073	4.44%
Advance Payments of Escrows	56		95	
Deferred Loan Costs, net	6,854		5,306	
Allowance for Loan Losses	(6,921)		(7,061)	
Total Loans Held for Investment, net	941,729		875,413	

Loan Composition as of 12/31/19



Other 0%
Construction 1%
Commercial Business 0%
Commercial Real Estate 11%
Consumer 0%
Single-Family 37%
Multi-Family 51%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Balances and Activity

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$111 $111 $101 $101 $131 $131
$233 $224 $210 $193 $191 $186
$669 $649 $667 $648 $641 $648
09/30/18 12/31/18 03/31/19 06/30/19 09/30/19 12/31/19
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 12/31/2019	Rate	At 12/31/2018	Rate
Checking Accounts - Non Interest-Bearing	$ 85,846	- %	$ 78,866	- %
Checking Accounts - Interest-Bearing	269,454	0.12%	256,549	0.12%
Savings Accounts	259,035	0.20%	277,145	0.21%
Money Market Accounts	33,418	0.28%	36,627	0.28%
Time Deposits	185,897	1.13%	223,697	1.12%
Total Deposits	$ 833,650	0.37%	$ 872,884	0.40%
Brokered Deposits Included Above	$ -	- %	$ 1,567	3.88%

Deposit Composition at 12/31/19



10%
22%
4%
33%
31%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowings Maturity Schedule

Category (Dollars In Thousands)	At 12/31/2019	Rate	At 12/31/2018	Rate
Overnight	$ -	-	$ -	-
Three Months or Less	-	-	-	-
Over Three to Six Months	-	-	10,000	1.53%
Over Six to Twelve Months	10,000	3.92%	-	-
Over One to Two Years	31,078	2.41%	10,000	3.92%
Over Two to Three Years	30,000	1.90%	21,135	2.81%
Over Three to Four Years	20,000	2.00%	10,000	2.20%
Over Four to Five Years	20,007	2.50%	20,000	2.00%
Over Five Years	20,000	2.70%	40,000	2.60%
Total Borrowings	$ 131,085	2.41%	$ 111,135	2.52%

Asset Quality

Developments

- Low level of Non-Performing Assets
- Non-Performing Assets to Total Assets Ratio declined to 0.31% on December 31, 2019
- No REO
- Early-Stage Delinquencies remain at low levels

NPA, NPA to Total Assets Ratio and ALLL to LHI Ratio



$10,000
$7,500
$5,000
$2,500
$0
(In Thousands)
1.00%
0.75%
0.50%
0.25%
0.00%

	09/30/18	12/31/18	03/31/19	06/30/19	09/30/19	12/31/19
Non-Performing Assets	$7,386	$6,062	$6,115	$6,218	$5,230	$3,427
NPA to Total Assets	0.64%	0.54%	0.55%	0.57%	0.47%	0.31%
ALLL to LHI	0.81%	0.80%	0.79%	0.80%	0.74%	0.73%

(Recovery) Provision for Loan Losses



(In Thousands)
$100
$-
$(100)
$(200)
$(300)
$(237)
$(217)
$4
$(25)
$(181)
$(22)
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Non-Performing Asset Composition 12/31/19



0%
0%
0%
0%
1%
0%
99%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$8,000
$6,000
$4,000
$2,000
$-
$7,155
$7,061
$7,080
$7,076
$6,929
$6,921
09/30/18
12/31/18
03/31/19
06/30/19
09/30/19
12/31/19

ALLL Allocation as of 12/31/19



3%
0%
0%
0%
15%
31%
51%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

(Dollars In Thousands)	At December 31, 2019 — 30 - 89 Days — # of Loans	Balance	Non-performing — # of Loans	Balance	At December 31, 2018 — 30 - 89 Days — # of Loans	Balance	Non-performing — # of Loans	Balance
Mortgage Loans:								
Single-Family	2	$982	16	$3,522	-	$ -	20	$5,626
Multi-Family	-	-	-	-	-	-	-	-
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	-	-	-	-	1	746
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	1	43	-	-	1	56
Consumer Loans		-	-	-	2	2	-	-
Total	2	$ 982	17	$ 3,565	2	$ 2	22	$ 6,427

Net Charge-Offs (Recoveries)



(In Thousands)
$50
$-
$(50)
$(100)
$(150)
$(7)
$(123)
$(15)
$(21)
$(34)
$(14)
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Asset Quality

Geographic Location

	Inland Empire		Southern California (1)		Other California		Other States		Total	
Category	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$ 94,260	27%	$ 162,033	47%	$ 90,053	26%	$ 998	0%	$ 347,344	100%
Multi-Family	70,060	15%	301,719	63%	107,053	22%	319	0%	479,151	100%
Commercial Real Estate	24,166	22%	52,213	49%	31,234	29%	-	0%	107,613	100%
Construction	494	7%	5,406	78%	1,014	15%	-	0%	6,914	100%
Other	-	0%	-	0%	-	0%	-	0%	-	0%
Total	$ 188,980	20%	$ 521,371	56%	$ 229,354	24%	$ 1,317	0%	$ 941,022	100%

(1) Other than Inland Empire.

Geographic Location 12/31/19


0%
20%
24%
56%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2011 & Prior	2012	2013	2014	2015	2016	2017	2018	2019	TOTAL
Loan Balance (In Thousands)	$74,714	$874	$1,411	$2,618	$7,322	$23,616	$49,900	$60,852	$118,102	$339,409
Weighted Avg. LTV (1)	56%	46%	41%	62%	66%	60%	69%	68%	61%	62%
Weighted Avg. Age (In Years)	14.19	7.24	6.62	5.42	4.59	3.25	2.53	1.49	0.36	4.30
Weighted Avg. FICO (2)	731	720	754	743	747	754	737	748	774	752
Number of Loans	291	9	17	10	11	47	79	105	198	767
Geographic Breakdown (%)										
Inland Empire	36%	36%	57%	32%	15%	26%	37%	46%	8%	27%
Southern California (3)	52%	7%	23%	39%	68%	34%	42%	44%	50%	47%
Other California	11%	57%	20%	29%	17%	40%	21%	10%	42%	26%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2011 & Prior	2012	2013	2014	2015	2016	2017	2018	2019	TOTAL
Loan Balance (In Thousands)	$13,707	$8,292	$18,510	$29,092	$60,017	$98,541	$66,519	$73,619	$110,854	$479,151
Weighted Avg. LTV (1)	35%	49%	47%	48%	51%	46%	48%	45%	51%	48%
W. Avg. Debt Coverage Ratio (2)	1.82x	1.91x	1.80x	1.79x	1.69x	1.67x	1.67x	1.56x	1.57x	1.65x
Weighted Avg. Age (In Years)	13.83	7.28	6.34	5.42	4.46	3.50	2.57	1.58	0.44	3.07
Weighted Avg. FICO (3)	731	748	768	771	754	763	750	756	764	759
Number of Loans	33	10	34	48	104	124	107	91	110	661
Geographic Breakdown (%)										
Inland Empire	35%	0%	41%	13%	19%	11%	18%	12%	10%	15%
Southern California (4)	58%	75%	43%	53%	56%	61%	66%	69%	68%	63%
Other California	5%	25%	16%	34%	25%	28%	16%	19%	22%	22%
Other States	2%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) At time of loan origination, borrowers and/or guarantors.

(4) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2011 & Prior	2012	2013	2014	2015	2016	2017	2018	2019	TOTAL (5)(6)
Loan Balance (In Thousands)	$474	$9,200	$3,190	$9,614	$16,500	$14,161	$18,087	$19,530	$16,857	$107,613
Weighted Avg. LTV (1)	37%	43%	0.43	33%	38%	46%	41%	43%	42%	41%
W. Avg. Debt Coverage Ratio (2)	1.37x	1.98x	1.75x	2.27x	1.82x	1.59x	1.84x	1.61x	1.43x	1.74x
Weighted Avg. Age (In Years)	10.63	7.24	6.69	5.37	4.42	3.63	2.34	1.54	0.47	3.25
Weighted Avg. FICO (3)	711	742	788	752	755	762	773	754	759	759
Number of Loans	4	7	6	17	22	20	22	29	19	146
Geographic Breakdown (%)										
Inland Empire	65%	78%	27%	16%	29%	12%	22%	10%	12%	22%
Southern California (4)	35%	22%	73%	56%	29%	62%	55%	55%	47%	49%
Other California	0%	0%	0%	28%	42%	26%	23%	35%	41%	29%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) At time of loan origination, borrowers and/or guarantors.

(4) Other than Inland Empire.

(5) Comprised of the following: $42.6 million in Mixed Use; $23.3 million in Office; $18.0 million in Retail; $8.5 million in Mobile Home Parks; $6.5 million in Warehouse; $4.1 million in Medical/Dental Office; $2.6 million in Mini-Storage; $1.1 million in Restaurant/Fast Food; $0.6 million in Automotive – Non-Gasoline; and $0.3 million in Light Industrial/Manufacturing.

(6) Consisting of $100.9 million or 93.8% in investment properties and $6.7 million or 6.2% in owner occupied properties.

Capital Management

Developments

- Bank Capital Ratios remain strong
- 2.56% cash dividend yield (approximately)
- Repurchased approximately 2,400 shares of common stock

Stock Repurchase Plan Activity



(# of Shares)
40,000
30,000
20,000
10,000
-
28,251
23,748
16,924
2,361
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Bank Capital Ratios



20.00%
15.00%
10.00%
5.00%
0.00%

	09/30/18	12/31/18	03/31/19	06/30/19	09/30/19	12/31/19
Tier 1 Leverage Ratio	9.59%	9.96%	10.17%	10.50%	10.21%	10.24%
CET1 Ratio	16.62%	17.17%	17.24%	18.00%	16.32%	16.62%
Tier 1 Risk-Based Capital Ratio	16.62%	17.17%	17.24%	18.00%	16.32%	16.62%
Total Risk-Based Capital Ratio	17.71%	18.26%	18.34%	19.13%	17.37%	17.65%

Value Proposition



Stock Price to Tangible Book Value Multiple
1.40x
1.30x
1.20x
1.10x
1.00x
0.90x

	03/31/18	06/30/18	09/30/18	12/31/18	03/31/19	06/30/19	09/30/19	12/31/19
Price/TBV	1.12x	1.18x	1.13x	0.95x	1.23x	1.30x	1.27x	1.32x

PROVIDENT Provident Financial Holdings, Inc.